                                                                    EXHIBIT 32.1

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer of Colonial Properties Trust, hereby certifies that, to his knowledge on the date hereof:

      (a) the Form 10-Q of Colonial Properties Trust for the period ended March 31, 2005 filed on the date hereof with the Securities and Exchange Commission (the "Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Colonial Properties Trust.

                                                    /s/ Thomas H. Lowder
                                                    ---------------------------
                                                        Thomas H. Lowder
                                                        Chief Executive Officer
                                                        May 9, 2005

      A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Colonial Properties Trust and will be retained by Colonial Properties Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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